Summary prospectus supplement	June 1, 2012

Putnam Global Utilities Fund Summary Prospectus dated December 30, 2011

The section Your fund’s management is supplemented to reflect that the fund’s portfolio manager is now solely Sheba Alexander.

Ms. Alexander, who joined the fund in May 2012, has been employed by Putnam Management as an Analyst since 2001.

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